MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.





FUND LOGO





Quarterly Report

May 31, 1999




Officers and Directors
Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
ArthurZeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President
  and Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch High Income Municipal Bond Fund, Inc.


DEAR SHAREHOLDER

For the three-month period ended May 31, 1999, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.134 per share income dividends. This represents a net annualized yield of 4.93%, based on a month-end per share net asset value of $10.75. Over the same period, the Fund's total investment return was +1.06%, based on a change in per share net asset value from $10.77 to $10.75, and assuming reinvestment of $0.132 per share income dividends.


The Municipal Market Environment
Long-term bond yields generally moved higher during the three months ended May 31, 1999. As in prior months, increasingly strong domestic economic growth was offset by increased productivity by US companies and the near absence of any inflationary pressures. This ideal environment allowed US Treasury bond yields to trade in a relatively narrow range, with yields generally close to 5.60% throughout March and April. However, in May the combination of an unexpectedly strong consumer price report and a warning from the Federal Reserve Board that it was considering an eventual increase in short-term interest rates pushed long-term bond yields appreciably higher. By the end of May, US Treasury bond yields stood at 5.83%, an increase of more than 25 basis points (0.25%) during the May quarter. Long-term municipal bond yields followed a similar although muted pattern, as measured by the Bond Buyer Revenue Bond Index. In March and April, tax-exempt bond yields traded in a relatively narrow range, at approximately 5.30%. During May, long-term municipal bond yields rose just over 10 basis points to end the month at 5.41%.

The tax-exempt bond market's strong technical position has prevented municipal bond yields from increasing as much as their taxable counterparts in recent months. The principal factor promoting this technical support has been the decline of municipal bond issuance. During the three months ended May 31, 1999, less then $120 billion in new long-term tax-exempt securities was underwritten, a decline of over 12% compared to the same period a year ago. During the three months ended May 31, 1999, municipalities issued less than $60 billion in long-term tax-exempt securities, a decline of nearly 20% compared to the May 31, 1998 quarter. During May 1999, municipalities issued $15 billion in long-term securities, a decline of nearly 40% compared to May 1998 levels. This represents the lowest May issuance since 1995. Additionally, retail and institutional demand remained positive, easily absorbing available issuance. Investor demand is likely to remain positive going forward since June and July usually are seasonally strong months. Traditionally, investors receive significant cash inflows from bond maturities and coupon payments during these months. Generally, $15 billion--$20 billion becomes available for reinvestment each month.

Recent outperformance by the municipal bond market has come at the expense of the very attractive yield ratios available in late 1998. At year-end 1998, long-term municipal revenue bond yields were 102% of comparable US Treasury bond yields. This ratio has declined as US Treasury bond yields have risen faster than tax-exempt bond yields. At the end of May, the yield ratio was approximately 92%, still well above the historic average of 86%--88%. This yield ratio may rise somewhat in the coming months if issue supply were to suddenly increase. However, yield ratios in excess of 100% are unlikely in the near future. We believe that municipal bond yield ratios approaching 100% are rare and short-lived, and provide a good investment opportunity.

Further increases in bond yields are likely to be dependent on an acceleration in US economic growth. However, it is also likely that the increases in interest rates seen over recent months have yet to fully impact the US economy. For example, recent increases in mortgage rates have yet to slow home purchases or construction. Additionally, economic indicators of future price inflation, such as the price of gold or world commodity prices, all remain well contained. In such an environment, any moves by the Federal Reserve Board to slow economic growth are likely to be gradual and limited. Furthermore, any Federal Reserve Board action is also likely to keep inflation low in the United States for the remainder of 1999 and into 2000. This suggests that while interest rates may have further to rise, any increases are not expected to be major but are likely to be temporary should the US economy slow later this year.


Merrill Lynch High Income Municipal Bond Fund, Inc.
May 31, 1999


Portfolio Strategy
Portfolio activity during the quarter ended May 31, 1999 continued to reflect our belief that credit spreads in the tax-exempt marketplace remained unattractive. As a result, our investment strategy placed greater emphasis on flexibility to seek to take advantage of more short-term trading opportunities. This requires a greater emphasis on liquidity, so our investments focused on larger and more widely distributed issues. Smaller issues are typically closely held by a handful of investors. They tend to trade infrequently and are subject to higher transaction costs, making them unsuitable for our current needs. We expect that this greater willingness to capitalize on short-term inefficiencies within the high-yield tax-exempt arena will generate more turnover than the portfolio has experienced in the past. However, we believe this enhanced degree of liquidity will prove beneficial both in terms of reducing credit risk as well as enabling us to be more responsive to changes in our investment outlook.

Despite our circumspect view of current spread relationships, we remain poised to move on any opportunity that may arise. During the May quarter, relatively few issues met our criteria, so we held excess cash positions from selected sales. Given the generally inhospitable climate for fixed-income markets, these additional cash reserves were not unwelcome. We continue to be extremely cautious regarding the healthcare sector and have further reduced the portfolio's exposure to that area. Call protection remains a strategic focus, particularly in the current market environment where the opportunity exists to lock in long-term yields at attractive levels coupled with favorable redemption features.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch High Income
Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel, Jr.)
Theodore R. Jaeckel, Jr.
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager




June 26, 1999




Merrill Lynch High Income Municipal Bond Fund, Inc.
May 31, 1999


PORTFOLIO COMPOSITION


For the Quarter Ended May 31, 1999

Top Ten States*

New Jersey                             14.41%
Pennsylvania                            9.31
Massachusetts                           8.70
Virginia                                8.36
Arizona                                 6.24
Illinois                                5.31
Ohio                                    5.21
Texas                                   4.77
Colorado                                4.58
Connecticut                             4.44
                                      -------
Total Top Ten                          71.33
Total Others                           28.67
                                      -------
Total Portfolio                       100.00%
                                      =======

Net assets as of May 31, 1999 were $218,593,850.


Quality Ratings*

(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa           7%
AA/Aa             2%
A/A               2%
BBB/Baa          10%
BB/Ba            19%
B/B              16%
CCC/Caa           1%
NR+              42%
Other++++         1%


<
   *Based on total market value of the portfolio as of May 31, 1999.
  ++Not Rated.
++++Temporary investments in short-term municipal securities.



ABOUT INVERSE FLOATERS


As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investment in inverse floaters may be characterized as derivative securities and may subject the Fund to risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.